Rule 497(d)
                                     FT 582

                Supplement to the Prospectus dated April 25, 2002

         Notwithstanding anything to the contrary in the Prospectus, two of the closed-end funds in the portfolio, Morgan Stanley Dean Witter High Income Advantage Trust and Morgan Stanley Dean Witter High Income Advantage Trust III, were merged into the Morgan Stanley High Yield Securities Fund, an open-end fund, on December 16, 2002. All shares of the Morgan Stanley High Yield Securities Fund have been removed from the portfolio for certain of the reasons enumerated in the section entitled "Removing Securities from the Trust" in the Prospectus.

February 18, 2003